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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):       AUGUST 23, 2002
                                                -------------------------------

                              THE GILLETTE COMPANY

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




           DELAWARE                    1-922                  04-1366970
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION        (COMMISSION               (IRS EMPLOYER
      OF INCORPORATION)             FILE NUMBER)            IDENTIFICATION NO.)


             PRUDENTIAL TOWER BUILDING, BOSTON, MASSACHUSETTS 02199
--------------------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (617) 421-7000
                                                           ---------------------



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ITEM 5.  OTHER EVENTS

         In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of The Gillette Company previously filed with the Securities and Exchange Commission (File No. 333-86336), which Registration Statement was declared effective by the Commission on July 10, 2002, The Gillette Company is filing a Distribution Agreement, dated as of August 23, 2002, between The Gillette Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated as Exhibit 1.2 to such Registration Statement, a Second Supplemental Indenture, dated as of August 23, 2002, by and between The Gillette Company and Bank One, N.A., as trustee, supplementing the Indenture, dated as of April 11, 2002, as Exhibit 4.4 to such Registration Statement, a Form of Note that will evidence the notes to be issued from time to time by The Gillette Company pursuant to the Distribution Agreement as Exhibit 4.5 to such Registration Statement and an opinion of Ropes & Gray, regarding the validity of such notes to be issued from time to time by The Gillette Company pursuant to the Distribution Agreement as Exhibit 5.3 to such Registration Statement.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)      EXHIBITS:

         1.2. Distribution Agreement, dated as of August 23, 2002, by and between The Gillette Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

         4.4. Second Supplemental Indenture, dated as of August 23, 2002, by and between The Gillette Company and Bank One, NA.

         4.5.     Form of Note.

         5.3.     Opinion of Ropes & Gray.

         23.4. Consent of Ropes & Gray (included in the opinion filed herewith as Exhibit 5.3).

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       THE GILLETTE COMPANY


Date:   August 23, 2002                By:   /s/ Gian Camuzzi
                                            -----------------------------
                                            Name: Gian Camuzzi
                                            Title:  Vice President and Treasurer

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                                  EXHIBIT INDEX

         The following designated exhibits are filed herewith:

         1.2. Distribution Agreement, dated as of August 23, 2002, by and between The Gillette Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

         4.4. Second Supplemental Indenture, dated as of August 23, 2002, by and between The Gillette Company and Bank One, N.A.

         4.5.     Form of Note.

         5.3      Opinion of Ropes & Gray.

         23.4. Consent of Ropes & Gray (included in the opinion filed herewith as Exhibit 5.3).